POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that each of the undersigned does hereby nominate, constitute and appoint Lynn Chipperfield and David P. Howard, or either of them, as his agent and attorney-in-fact, in his name to execute on behalf of the undersigned a Registration Statement on Post-Effective No. 1 to Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with the registration under said Act of shares of Common Stock of Furniture Brands International, Inc. (the "Company") to be issued pursuant to grants made under the 1992 Stock Option Plan, as amended, the authority herein given to include execution of amendments to any part of such Registration Statement and generally to do and perform all things necessary to be done in the premises as fully and effectively in all respects as the undersigned could do if personally present.

          IN WITNESS WHEREOF this Power of Attorney has been executed in counterparts by individuals listed below as of the 13th day of December, 1996.



     Leon D. Black                           John H. Kissick
     ------------------                      --------------------
     Leon D. Black                           John H. Kissick



     Michael S. Gross                        Donald E. Lasater
     ------------------                      --------------------
     Michael S. Gross                        Donald E. Lasater



     John J. Hannan                          Lee M. Liberman
     ------------------                      --------------------
     John J. Hannan                          Lee M. Liberman



     Joshua J. Harris                        John J. Ryan III
     ------------------                      --------------------
     Joshua J. Harris                        John J. Ryan III



     Bruce A. Karsh                          Michael D. Weiner
     ------------------                      --------------------
     Bruce A. Karsh                          Michael D. Weiner


     Marc J. Rowan                           Wilbert G. Holliman, Jr.
     ------------------                      ------------------------
     Marc J. Rowan                           Wilbert G. Holliman, Jr.


     Richard B. Loynd
     ------------------
     Richard B. Loynd